Exhibit 13.01


                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
               SECTION 906 OF THE U.S. SARBANES-OXLEY ACT OF 2002









In connection with the Annual Report of ChemGenex Pharmaceuticals Limited (the "Company") on Form 20-F for the fiscal year ended June 30, 2005, as filed with the U.S. Securities and Exchange Commission on the date hereof (the "Report"), I, Dr. Greg R. Collier, Chief Executive Officer, certify, pursuant to 18 U.S.C.
section 1350, as adopted pursuant to section 906 of the U.S. Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

         (i) the Report fully complies with the requirements of Section 13(a) or 15(d) of the U.S. Securities Exchange Act of 1934; and

         (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.





/s/Greg R. Collier
Name:  Dr. Greg R. Collier
Title: Chief Executive Officer

December 16, 2005

A signed original of this written statement required by Section 906 has been provided to ChemGenex Pharmaceuticals Limited and will be retained by ChemGenex Pharmaceuticals Limited and furnished to the Securities and Exchange Commission or its staff upon request.